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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                             OXFORD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Georgia                      001-04365                58-0831862
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


  222 Piedmont Avenue, NE, Atlanta, GA.                            30308
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (404) 659-2424


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On July 11, 2005, Knowlton J. O'Reilly, a director of Oxford Industries, Inc., (the "Company"), informed the Company that having attained the age of 65 he plans to retire from the Company's Board of Directors effective as of the 2005 Annual Meeting of Shareholders, which coincides with the end of his current term as required by the Company's bylaws. Mr. O'Reilly will continue to serve as Group Vice President of the Company.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR.

On July 11, 2005 the Board of Directors of the Company amended Article II,
Section 2 of the Company's bylaws by deleting it in its entirety and to reduce the number of members on the Board of Directors of the Company to 10 members effective October 10, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934. The registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           OXFORD INDUSTRIES, INC.


July 13, 2005                              By: /s/ Thomas Caldecot Chubb III
                                               ---------------------------------
                                               Thomas Caldecot Chubb III
                                               Executive Vice President